UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                             CURRENT REPORT
 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934



                             OCTOBER 7, 2002
                             ---------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)



          COLORADO               0-16196                06-1168423
          --------               -------           ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
    of Incorporation          File Number)         Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A


Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          N/A

Item 8.   Change in Fiscal Year
          ---------------------

          On October 7, 2002, the Board of Directors of Host America Corporation (the "Registrant") approved a change in the Registrant's fiscal year end to June 30. The Board of Directors determined that the June 30 fiscal year end is more appropriate in light of the Registrant's increasingly diversified operations. The Registrant's Form 10-KSB for the year ended June 2002 will reflect this change in fiscal year end.

                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HOST AMERICA CORPORATION


Dated: October 7, 2002             By: /s/ David J. Murphy
                                      ------------------------------
                                      David J. Murphy
                                      Chief Financial Officer









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